Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Ameritas Variable Separate Account VA-2

 ("Separate Accounts")

Supplement to:

Corporate Benefit VUL, Overture Applause!,

Overture Applause! II, Overture Bravo!,

Overture Encore!, Overture Life SPVUL,

Overture Annuity, and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Overture Ovation!

Prospectus Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

Medley! and Overture Medley ®

Prospectuses Dated May 1, 2013

Supplement Dated March 7, 2014

This is to advise that Invesco Asset Management Limited is acting as Subadviser to the Invesco V.I. Global Core Equity Fund, Series I (the "Portfolio") of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).  Effective on or about September 1, 2014, Invesco Asset Management Limited will no longer act as Subadviser to the Portfolio.  The section of the Separate Account Variable Investment Options chart relating to this Portfolio is deleted and replaced with the following:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Core Equity Fund, Series I – Invesco Asset Management Limited until on or about September 1, 2014	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

IN 1782  3/14